BLACKROCK UNCONSTRAINED EQUITY FUND

(the “Fund”)

Supplement dated November 1, 2024 to the

Class K Prospectus of the Fund, dated August 28, 2024, as supplemented to date

Effective immediately, the following change is made to the Fund’s Class K Prospectus:

The first sentence under “Management of the Fund — Dividends, Distributions and Taxes” is hereby deleted and replaced with the following:

The Fund will distribute net investment income, if any, and net realized capital gains, if any, at least annually.

Shareholders should retain this Supplement for future reference.

PRO-UNEQ-K-1124SUP